UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2008

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation.

Effective April 17, 2008, Chesapeake Energy Corporation filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 1,020,000 shares of its 5.00% Cumulative Convertible Preferred Stock (Series 2005B), par value $0.01 per share.  Such shares of 5.00% Preferred Stock were acquired by the Company as the result of a privately negotiated exchange of its common stock for the 1,020,000 shares of 5.00% Preferred Stock.  The Certificate of Elimination is attached hereto as Exhibit 3.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document Description

3.1	Certificate of Elimination- 5.00% Cumulative Convertible Preferred Stock (Series 2005B)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date:                       April 18, 2008

EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Certificate of Elimination- 5.00% Cumulative Convertible Preferred Stock (Series 2005B)